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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                               September 13, 1999
                       (Date of Earliest Event Reported)


                            EAGLE GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)
             000-22863                                 76-0522659
   (Commission File Number)                 (IRS Employer Identification No.)

        2603 Augusta, Suite 1400
             Houston, Texas                                    77056
   (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (713) 243-6100



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Item 5.              Other Events

           On September 14, 1999, Eagle Geophysical, Inc. announced that it had not made the interest payment due on its 10 3/4% Senior Notes due 2008 within the grace period provided for that payment. The payment of $5,375,000 was due on July 15, 1999, subject to a 60 day grace period that ended September 13, 1999. Eagle's failure to make this payment constituted an event of default under the indenture governing these notes. A copy of this press release is filed as an exhibit to this report.

Item 7.              Financial Statements and Exhibits

           (c)       Exhibits

                     Exhibit 99.1 - Press Release dated September 14, 1999


                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 1999

                                   EAGLE GEOPHYSICAL, INC.


                                   By:      /S/ JAY N. SILVERMAN
                                      -------------------------------------
                                             Jay N. Silverman, President